SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): May 2, 2003



                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

              Colorado                   0-21231                84-1233716

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)



700 Seventeenth Street, Suite 2100                                 80202
Denver, Colorado
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.


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ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 2, 2003, Matrix Bancorp, Inc. issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     99.1 Press Release, dated May 2, 2003, announcing financial results for the quarter ended March 31, 2003.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2003


                                           MATRIX BANCORP, INC.


                                           By:  /s/ David W. Kloos
                                              ----------------------------------
                                           Name: David W. Kloos
                                                --------------------------------
                                           Title: Senior Vice President and
                                                  Chief Financial Officer
                                                 -------------------------------










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                                  EXHIBIT INDEX


Exhibit No.                         Description


   99.1 Press Release, dated May 2, 2003, announcing financial results for the quarter ended March 31, 2003